PRIME PLUS BENEFIT RIDER
--------------------------------------------------------------------------------

This rider forms a part of the Base Contract to which it is attached and is effective as of the Rider Effective Date. If you selected the PRIME Plus Benefit on your contract application at contract issue, the Rider Effective Date is the Issue Date. If you add the PRIME Plus Benefit after the Issue Date, the Rider Effective Date is listed on the Contract Schedule Addendum. In the case of a conflict with any provision in the Base Contract, the provisions of this rider will control. Defined terms and contractual provisions are set forth in the Base Contract or are added in this rider. This rider will terminate and be removed from the Base Contract as indicated in the CONDITIONS FOR TERMINATION OF THIS RIDER section.

--------------------------------------------------------------------------------
The purpose of this rider is to provide a package of optional benefits designed to turn your accumulated retirement assets into a stream of retirement income.
The PRIME Plus Benefits are the Guaranteed Minimum Income Benefit and the Guaranteed Partial Withdrawal Benefit.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    ACRONYMS
--------------------------------------------------------------------------------

ACRONYMS              Acronyms used in this rider follow.

AIA                   Annual Increase Amount

GMIB                  Guaranteed Minimum Income Benefit

GPWB                  Guaranteed Partial Withdrawal Benefit

PB VALUE              PRIME Plus Benefit Value

MAV                   Maximum Anniversary Value

--------------------------------------------------------------------------------
                        GUARANTEED MINIMUM INCOME BENEFIT
--------------------------------------------------------------------------------

GMIB BENEFIT
     This benefit provides for a guaranteed minimum amount of fixed income in the form of fixed Annuity Payments, called GMIB Payments, during the Annuity Phase. The GMIB does not create Contract Value or guarantee the performance of any variable Investment Options.

GMIB PAYMENTS
     The GMIB guarantees  that Annuity  Payments will be equal to the greater of
     (a) or (b), where:
     (a) equals fixed Traditional Annuity Payments based on Annuity Payment rates declared by us on the Income Date applied to the Adjusted Contract Value; or
     (b) equals GMIB Payments based on the guaranteed fixed Annuity Payment rates, as defined in the Annuity Options section of this Rider, applied to the PB Value.

     Under the GMIB you can take either a Full Annuitization, or before you exercise the GPWB, you can take Partial Annuitization(s) if the PB Value is greater than the Contract Value. Once you exercise the GMIB you cannot elect to terminate GMIB Payments.

     If you take a Partial Annuitization under the GMIB you cannot:
     (a) transfer amounts allocated to GMIB Payments back to any portion of the contract that is in the Accumulation Phase;
     (b)  transfer amounts from one Annuity Payment stream to another; or
     (c) allocate additional PB Value, or Contract Value, to an existing stream of Annuity Payments.

     We will reduce the Contract Value proportionately by the percentage of PB Value applied to any Partial Annuitization you take.


S40730                                  1

--------------------------------------------------------------------------------
                  GUARANTEED MINIMUM INCOME BENEFIT (CONTINUED)
--------------------------------------------------------------------------------

EXERCISING THE GMIB
     To begin GMIB Payments, you must make an Authorized Request within 30 days following a Contract Anniversary beginning with the Contract Anniversary following the Waiting Period shown on the Contract Schedule or Contract Schedule Addendum, if applicable.

CONDITIONS FOR TERMINATION OF THE GMIB
     If you have not exercised the GMIB, the GMIB will terminate upon the earliest of the following:
     (a)  The termination of the Base Contract.
     (b) The Business Day before the Income Date that you take a Full Annuitization and request Traditional Annuity Payments.
     (c)  The Business Day the PB Value and the Contract Value are both zero.
     (d) The death of any Owner unless the deceased Owner's spouse continues the contract as the new Owner.
     (e)  The termination of this rider.

     If you have us make GMIB Payments, each portion of the contract that you apply to GMIB Payments will terminate upon the earliest of the following:
     (a) Under a life only Annuity Option, or a joint and last survivor only Annuity Option, the death of the last surviving Annuitant.
     (b) Under a life with payments guaranteed Annuity Option, or a joint and last survivor with payments guaranteed Annuity Option, the death of the last surviving Annuitant and expiration of the guaranteed period, or payment of the lump sum payment of remaining guaranteed Annuity Payments.
     (c) Under the refund life Annuity Option, the death of the Annuitant and payment of any lump sum refund.
     (d) Under the Period Certain Annuity Option listed in this Rider, the expiration of the specified period certain.
     (e)  The termination of this rider.
     (f)  The termination of the Base Contract.

--------------------------------------------------------------------------------
                      GUARANTEED PARTIAL WITHDRAWAL BENEFIT
--------------------------------------------------------------------------------

GPWB BENEFIT
     This benefit provides for a guaranteed minimum amount of income in the form of partial withdrawals, called GPWB Payments, during the Accumulation Phase. We make GPWB Payments under a 5% payment option or a 10% payment option that you select.

GPWB PAYMENTS
     If you exercise the GPWB each GPWB Payment for the Contract Year is equal to the annual GPWB Payment divided by the number of payments you selected, until the PB Value is less than the GPWB Payment amount. Once the PB Value is less than the GPWB Payment amount you will receive one last GPWB Payment that will be equal to the remaining PB Value.

     You select the amount of the GPWB Payment subject to the Minimum Initial GPWB Payment and the GPWB Maximum shown on the Contract Schedule.

     GPWB Payments are non-cumulative. If you elect to receive an annual GPWB Payment that is less than the GPWB Maximum in a given Contract Year, the difference will not carry over to the next Contract Year.

     You can continue to receive GPWB Payments until the PB Value is exhausted, or the GPWB terminates, even if the Contract Value is zero.



S40730                              2

--------------------------------------------------------------------------------
                GUARANTEED PARTIAL WITHDRAWAL BENEFIT (CONTINUED)
--------------------------------------------------------------------------------

GPWB PAYMENTS (CONTINUED)
     Once each Contract Year you can elect to do one or more of the following:
     (a)  change the frequency of the following year's GPWB Payments.
     (b)  change the amount of the following year's GPWB Payments.
     (c)  stop GPWB Payments for the following year.
     (d) stop GPWB Payments completely and have us make GMIB Payments under a Full Annuitization based on the entire remaining PB Value.
     (e) stop GPWB Payments completely and take an Excess Withdrawal of the entire Adjusted Contract Value.
     (f) stop GPWB Payments completely and have us make Traditional Annuity Payments under a Full Annuitization based on the entire Adjusted Contract Value.

     For options (a) through (c) your requested change must be provided in good order to our Service Center at least 30 days before the Contract Anniversary. The change will be effective on the Contract Anniversary and will remain in effect for the entire following Contract Year. Options (d) through (f) are available at any time and will be effective when you make an Authorized Request.

     Excess Withdrawals will not affect the GPWB Payment amount or frequency, but they may decrease the time over which you will receive GPWB Payments.

     If you request an Excess Withdrawal while receiving GPWB Payments, you can instruct us to stop the GPWB Payments remaining for that Contract Year at the time you request the Excess Withdrawal.

     GPWB Payments are not subject to withdrawal charges unless you have taken an Excess Withdrawal and exhaust the GPWB Maximum for the Contract Year.

GPWB STEP UP
     If you take GPWB Payments under the 5% payment option, on each third Contract Anniversary after you exercise the GPWB and before the older
     Owner's 91st birthday we will increase the PB Value to be equal to the Contract Value if that amount is greater than the remaining PB Value.

     If we step up the PB Value the new GPWB Maximum will be equal to the greater of:
     (a)  the GPWB Maximum we previously calculated; or
     (b)  5% of the stepped-up PB Value.

     GPWB step ups are not available if you take GPWB Payments under the 10% option.

     GPWB step ups are not available after the older Owner reaches age 91.

CONTRACT VALUE UNDER THE GPWB
     Once you exercise the GPWB, the Contract Value decreases with each Payment and any Excess GPWB Withdrawals including applicable withdrawal charges. GPWB Payments are deducted proportionately from the Investment Options.

     The Contract Value continues to be available for withdrawals, Annuity Payments, and payment of the death benefit and it will continue to fluctuate as a result of Investment Option performance. If there is Contract Value remaining after the PB Value reaches zero, you can elect to either:
     (a) receive a lump sum payment of the remaining Adjusted Contract Value, less any deduction we make for withdrawal charges; or
     (b) have us make Traditional Annuity Payments based on the remaining Adjusted Contract Value.


S40730                                    3

--------------------------------------------------------------------------------
                GUARANTEED PARTIAL WITHDRAWAL BENEFIT (CONTINUED)
--------------------------------------------------------------------------------

EXERCISING THE GPWB
     To begin GPWB Payments, you must make an Authorized Request within 30 days following a Contract Anniversary, beginning with the Contract Anniversary following the Waiting Period shown on the Contract Schedule or Contract Schedule Addendum, if applicable.

     If you exercise the GPWB you can no longer take Partial Annuitizations.

CONDITIONS FOR TERMINATION OF THE GPWB
     The GPWB will terminate upon the earliest of the following.
     (a)  The termination of this rider.
     (b)  The termination of the Base Contract.
     (c)  The   Business  Day  before  the  Income  Date  if  you  take  a  Full
          Annuitization.
     (d) The Business Day you take an Excess Withdrawal of all remaining Contract Value.
     (e)  The Business Day the PB Value and the Contract Value are both zero.
     (f) The death of any Owner unless the deceased Owner's spouse continues the Base Contract as the new Owner.


--------------------------------------------------------------------------------
                            PRIME PLUS BENEFIT VALUE
--------------------------------------------------------------------------------

PB VALUE CALCULATION
     The PB Value before the date of your death or exercise of the GPWB is equal to one of the following:
     (a)  The AIA;
     (b)  The MAV; or
     (c)  The Contract Value.

     If you exercise the GMIB the PB Value is equal to the MAV if it is greater than the AIA. However, if the AIA is greater than the MAV you can decide whether to set the PB Value equal to the AIA or the MAV.

     If you exercise the GPWB and select the 5% payment option the PB Value is equal to the greater of the MAV, the AIA, or the Contract Value as of the most recent Contract Anniversary, less any withdrawals and adjusted for any Partial Annuitizations taken since that Contract Anniversary. If you exercise the GPWB and select the 10% payment option the PB Value is equal to the greater of the MAV or the Contract Value as of the most recent Contract Anniversary, less any withdrawals and adjusted for any Partial Annuitizations taken since that Contract Anniversary.

     After you take a GMIB Partial Annuitization the AIA and MAV will decrease, but will continue to be calculated. After you take a GMIB Full Annuitization or exercise the GPWB and establish a PB Value, the AIA and MAV cease to exist. After you exercise the GPWB, the PB Value will continue to be calculated as follows:

     If you exercise the GPWB and elect the 5% payment option, the PB Value will only increase after you begin receiving GPWB Payments as a result of any step ups. If you exercise the GPWB and elect the 10% payment option the PB Value will stop increasing on the date you begin receiving GPWB Payments. In addition, if you exercise the GPWB the PB Value will decrease:
     (a) on a dollar for dollar basis for each withdrawal (GPWB Payments and Excess Withdrawals) taken that does not exceed the GPWB Maximum,
     (b) proportionately by the percentage of any Contract Value taken as a withdrawal (GPWB Payments and Excess Withdrawals), including any withdrawal charge, for each withdrawal taken that exceeds the GPWB Maximum.

     If you exercise the GPWB and later take a Full Annuitization the PB Value will decrease to zero.


S40730                                   4

--------------------------------------------------------------------------------
                            MAXIMUM ANNIVERSARY VALUE
--------------------------------------------------------------------------------

MAXIMUM ANNIVERSARY  VALUE
     If the Rider Effective Date is the Issue Date, the MAV on the Rider Effective Date is equal to the initial Purchase Payment, not including any applicable bonus, received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, the MAV on the Rider Effective Date is initially equal to the Contract Value on the Rider Effective Date.

     On each Business Day other than a Contract Anniversary, the MAV is equal to:
     (a)  its value on the immediately preceding Business Day,
     (b) plus any additional Purchase Payments, not including any applicable bonus, received that day,
     (c) reduced proportionately by the percentage of any Contract Value taken as a withdrawal that day, including any withdrawal charge,
     (d) reduced proportionately by the percentage of any Contract Value applied to Traditional Annuity Payments under a Partial Annuitization that day,
     (e) reduced by the dollar amount applied to GMIB Payments under a Partial Annuitization based on the MAV taken that day, and
     (f) reduced proportionately by the percentage of the AIA applied to GMIB Payments under a Partial Annuitization based on the AIA taken that day.

     On each Contract Anniversary before the older Owner's 81st birthday, the MAV is equal to the greater of its value on the immediately preceding Business Day, or the Contract Value that occurs on that Contract Anniversary before we process any transactions. We then process any transactions we received on that Contract Anniversary (such as withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

     On every Contract Anniversary on or after the older Owner's 81st birthday, we calculate the MAV in the same way that we do on each Business Day other than a Contract Anniversary.

--------------------------------------------------------------------------------
                             ANNUAL INCREASE AMOUNT
--------------------------------------------------------------------------------

ANNUAL INCREASE  AMOUNT
     If the Rider Effective Date is the Issue Date, the AIA on the Rider Effective Date is equal to the initial Purchase Payment, not including any applicable bonus, received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, the AIA on the Rider Effective Date is equal to the Contract Value on the Rider Effective Date. If you reset the AIA, the AIA on the Reset Anniversary is equal to the Contract Value on the Reset Anniversary.

     On each Business Day other than a Contract Anniversary, the AIA is equal to:
     (a)  its value on the immediately preceding Business Day,
     (b) plus any additional Purchase Payments, not including any applicable bonus, received that day,
     (c) reduced proportionately by the percentage of any Contract Value taken as a withdrawal that day, including any withdrawal charge,
     (d) reduced proportionately by the percentage of any Contract Value applied to Traditional Annuity Payments under a Partial Annuitization that day,
     (e) reduced by the dollar amount applied to GMIB Payments under a Partial Annuitization based on the AIA taken that day, and
     (f) reduced proportionately by the percentage of the MAV applied to GMIB Payments under a Partial Annuitization based on the MAV taken that day.


S40730                                    5

--------------------------------------------------------------------------------
                       ANNUAL INCREASE AMOUNT (CONTINUED)
--------------------------------------------------------------------------------

ANNUAL INCREASE AMOUNT (CONTINUED)
     On each Contract Anniversary before the older Owner's 81st birthday, the AIA is the product of [1.07] times its value on the immediately preceding Business Day. We then process any transactions received on that Contract Anniversary (such as withdrawals and Partial Annuitizations) in the same way that we do on each Business Day other than a Contract Anniversary.

     On every Contract Anniversary on or after the older Owner's 81st birthday, we calculate the AIA in the same way that we do on each Business Day other than a Contract Anniversary.

AIA CAP
     The AIA will never be greater than the AIA Cap.

     If the Rider Effective Date is the Issue Date, the AIA Cap on the Rider Effective Date is equal to two times the initial Purchase Payment, not including any applicable bonus, received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, the AIA Cap on the Rider Effective Date is equal to two times the Contract Value on the Rider Effective Date. If you reset the AIA, the AIA Cap on the Reset Anniversary is equal to two times the Contract Value on the Reset Anniversary.

     On each Business Day after that, the AIA Cap is equal to:
     (a)  its value on the immediately preceding Business Day,
     (b) plus two times any additional Purchase Payments, not including any applicable bonus, received that day,
     (c) reduced proportionately by the percentage of any Contract Value taken as a withdrawal that day, including any withdrawal charge,
     (d) reduced proportionately by the percentage of any Contract Value applied to Traditional Annuity Payments under a Partial Annuitization that day, and
     (e) reduced proportionately by the percentage of the PB Value applied to GMIB Payments under a Partial Annuitization that day.

AIA RESET
     AIA resets are available once per Contract Year before the older Owner's 80th birthday and before you exercise the GPWB or GMIB. To reset the AIA you must make an Authorized Request within 30 days following a Contract Anniversary, and the Contract Value on the Reset Anniversary must exceed the AIA on the Reset Anniversary. We will effect the reset as of the Reset Anniversary.

     If the Mortality and Expense Risk Charge for this rider has changed between the Rider Effective Date and the Reset Anniversary, we will change your Mortality and Expense Risk Charge to equal the charge declared by us on the Reset Anniversary. We will send you a Contract Schedule Addendum showing the change.

     If you reset the AIA you must wait to exercise the GMIB or GPWB until after the expiration of the Waiting Period shown on the Contract Schedule, or Contract Schedule Addendum.

     The AIA reset is not available:
     (a)  if the Contract Value on the Reset Anniversary is less than the AIA,
     (b)  after you exercise the GPWB or GMIB,
     (c)  after you take a Full Annuitization, or
     (d)  on or after the older Owner's 80th birthday.


S40730                                6

--------------------------------------------------------------------------------
                                 ANNUITY OPTIONS
--------------------------------------------------------------------------------

AVAILABLE ANNUITY OPTIONS

     If the PB Value is the AIA, the fixed Annuity Options that are available upon exercise of the GMIB are Annuity Options 2 and 4, described in the Base Contract, with monthly payments over at least 10 years.

     If the PB Value is the MAV the fixed Annuity Options that are available upon the exercise of the GMIB are Annuity Options 1 through 5 described in the Base Contract and the Period Certain Annuity Option specified in this rider.

TABLES  OF GMIB PAYMENTS

     The following tables show the guaranteed amount of the GMIB Payment for each $1,000 of PB Value applied under a fixed Annuity Option. The tables are based on an interest rate of 1% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 32 years using Mortality Projection Scale G. Guaranteed period rates will be provided upon request for Ages not shown.


               --------------------------------------------------------------------------------------------
                                 GUARANTEED MONTHLY GMIB PAYMENT PER $1,000 OF PB VALUE
               --------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------
                                                      FIXED PAYOUTS
               --------------------------------------------------------------------------------------------
               --------------- ----------------------------------------------------------------------------

                                                                     OPTION 2
               --------------- ----------------------------------------------------------------------------
               --------------- ------------------- ------------------ ------------------- -----------------
                                   GUARANTEED         GUARANTEED      GUARANTEED PERIOD      GUARANTEED
                ANNUITANT'S
                 AGE ON THE                          PERIOD OF 10                           PERIOD OF 20
                INCOME DATE    PERIOD OF 5 YEARS         YEARS           OF 15 YEARS           YEARS
               --------------- ------------------- ------------------ ------------------- -----------------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                                  M         F         M        F         M         F         M        F
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     30          2.01      1.87     2.00      1.87      2.00      1.87     2.00     1.87
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     40          2.34      2.15     2.34      2.15      2.33      2.15     2.32     2.14
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     50          2.84      2.56     2.83      2.56      2.81      2.55     2.78     2.54
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     60          3.65      3.22     3.62      3.21      3.54      3.18     3.41     3.12
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     70          5.09      4.38     4.89      4.30      4.55      4.14     4.11     3.88
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     80          7.60      6.61     6.67      6.10      5.53      5.31     4.53     4.47
               --------------- --------- --------- -------- --------- --------- --------- -------- --------
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

                     90         11.57     10.67     8.27      8.05      5.96      5.93     4.59     4.59
               --------------- --------- --------- -------- --------- --------- --------- -------- --------

      -----------------------------------------------------------------------------------------------------------------------------
                                    OPTION 3
      -----------------------------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------------------------
                                    LIFE ONLY
      ------------------------------ ----------------------------------------------------------------------------------------------
                                                               FEMALE ANNUITANT'S AGE ON THE INCOME DATE
      ------------------------------ ----------------------------------------------------------------------------------------------
      ------------------------------ ------------ ------------- ------------- ------------ ------------- ------------- ------------
                                         30            40            50           60            70            80           90
      ------------------------------ ------------ ------------- ------------- ------------ ------------- ------------- ------------
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
           MALE             30           1.77         1.88          1.94         1.98          2.00          2.00         2.00
        ANNUITANT'S
        AGE ON THE
        INCOME DATE
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
                            40           1.83         2.01          2.16         2.26          2.31          2.33         2.34
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
                            50           1.85         2.09          2.35         2.59          2.74          2.81         2.84
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
                            60           1.87         2.13          2.47         2.89          3.28          3.52         3.63
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
                            70           1.87         2.14          2.53         3.09          3.82          4.52         4.95
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
                            80           1.87         2.15          2.55         3.18          4.18          5.59         6.95
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------
                            90           1.87         2.15          2.56         3.21          4.34          6.35         9.35
      ---------------- ------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------

S40730                                    7

--------------------------------------------------------------------------------
                           ANNUITY OPTIONS (CONTINUED)
--------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------
                                          GUARANTEED MONTHLY GMIB PAYMENT PER $1,000 OF PB VALUE
                        ------------------------------------------------------------------------------------
                        ------------------------------------------------------------------------------------
                                                                   FIXED PAYOUTS
                        ------------------------------------------------------------------------------------
                        ----------------- -------------------------------- ---------------------------------
                        ANNUITANT'S AGE              OPTION 1                          OPTION 5
                         ON THE INCOME
                              DATE
                        ----------------- -------------------------------- ---------------------------------
                        ----------------- -------------------------------- ---------------------------------
                                                       LIFE                          REFUND LIFE
                        ----------------- -------------------------------- ---------------------------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                                                 M               F                M                F
                        -----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               30              2.01             1.87            1.94             1.84
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               40              2.34             2.15            2.21             2.08
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               50              2.85             2.57            2.59             2.42
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               60              3.66             3.23            3.13             2.92
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               70              5.15             4.40            3.94             3.67
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               80              7.95             6.78            5.23             4.88
                        ----------------- ---------------- --------------- ---------------- ----------------
                        ----------------- ---------------- --------------- ---------------- ----------------
                               90              13.66           12.06            7.56             7.11
                        ----------------- ---------------- --------------- ---------------- ----------------

      -----------------------------------------------------------------------------------------------------------------------------
                                                                  OPTION 4
      -----------------------------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------------------------
                                                         GUARANTEED PERIOD OF 5 YEARS
      ------------------------------- ---------------------------------------------------------------------------------------------
                                                               FEMALE ANNUITANT'S AGE ON THE INCOME DATE
                                      ---------------------------------------------------------------------------------------------
                                          30           40            50            60           70            80           90
      ------------------------------- ------------ ------------ ------------- ------------- ------------ ------------- ------------
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
      MALE ANNUITANT'S       30          1.77         1.88          1.94          1.98         2.00          2.00         2.00
         AGE ON THE
         INCOME DATE
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
                             40          1.83         2.01          2.16          2.26         2.31          2.33         2.34
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
                             50          1.85         2.09          2.35          2.59         2.74          2.81         2.84
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
                             60          1.87         2.13          2.47          2.89         3.27          3.52         3.62
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
                             70          1.87         2.14          2.53          3.09         3.82          4.52         4.93
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
                             80          1.87         2.15          2.55          3.18         4.17          5.58         6.88
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------
                             90          1.87         2.15          2.56          3.21         4.33          6.30         9.07
      ------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------- ------------


        ---------------------------------------------------------------------------------------------------------------------------
                                                                 OPTION 4
        ---------------------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------------------
                                                          GUARANTEED PERIOD OF 10 YEARS
        ------------------------------ --------------------------------------------------------------------------------------------
                                                                FEMALE ANNUITANT'S AGE ON THE INCOME DATE
        ------------------------------ --------------------------------------------------------------------------------------------
        ------------------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------
                                           30           40           50            60            70           80           90
        ------------------------------ ------------ ------------ ------------ ------------- ------------- ------------ ------------
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
             MALE             30          1.77         1.88         1.94          1.98          2.00         2.00         2.00
          ANNUITANT'S
          AGE ON THE
          INCOME DATE
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
                              40          1.83         2.01         2.16          2.26          2.31         2.33         2.34
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
                              50          1.85         2.09         2.35          2.59          2.74         2.81         2.83
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
                              60          1.87         2.13         2.47          2.89          3.27         3.51         3.60
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
                              70          1.87         2.14         2.53          3.09          3.81         4.48         4.83
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
                              80          1.87         2.15         2.55          3.18          4.15         5.44         6.42
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------
                              90          1.87         2.15         2.56          3.20          4.28         5.99         7.72
        ---------------- ------------- ------------ ------------ ------------ ------------- ------------- ------------ ------------


S40730                                     8

--------------------------------------------------------------------------------
                           ANNUITY OPTIONS (CONTINUED)
--------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                                  OPTION 4
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                       GUARANTEED PERIOD OF 15 YEARS
        ------------------------------- --------------------------------------------------------------------------------------------
                                                                 FEMALE ANNUITANT'S AGE ON THE INCOME DATE
        ------------------------------- --------------------------------------------------------------------------------------------
        ------------------------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
                                            30           40            50           60           70            80            90
        ------------------------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
             MALE             30           1.77         1.88          1.94         1.98         2.00          2.00          2.00
          ANNUITANT'S
          AGE ON THE
          INCOME DATE
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
                              40           1.83         2.01          2.16         2.26         2.31          2.33          2.33
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
                              50           1.85         2.09          2.35         2.58         2.73          2.80          2.81
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
                              60           1.87         2.13          2.47         2.89         3.26          3.48          3.54
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
                              70           1.87         2.14          2.53         3.08         3.77          4.34          4.54
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
                              80           1.87         2.15          2.55         3.16         4.06          5.04          5.50
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------
                              90           1.87         2.15          2.55         3.18         4.14          5.30          5.91
        ---------------- -------------- ------------ ------------ ------------- ------------ ------------ ------------- ------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                                  OPTION 4
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                       GUARANTEED PERIOD OF 20 YEARS
        ------------------------------ ---------------------------------------------------------------------------------------------
                                                                 FEMALE ANNUITANT'S AGE ON THE INCOME DATE
        ------------------------------ ---------------------------------------------------------------------------------------------
        ------------------------------ ------------ ------------ -------------- ------------- ------------ ------------ ------------
                                           30           40            50             60           70           80            90
        ------------------------------ ------------ ------------ -------------- ------------- ------------ ------------ ------------
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
             MALE             30          1.77         1.88          1.94           1.98         1.99         2.00          2.00
          ANNUITANT'S
          AGE ON THE
          INCOME DATE
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
                              40          1.83         2.01          2.16           2.26         2.30         2.32          2.32
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
                              50          1.85         2.09          2.35           2.58         2.72         2.77          2.78
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
                              60          1.87         2.13          2.47           2.88         3.23         3.39          3.41
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
                              70          1.87         2.14          2.52           3.06         3.66         4.04          4.11
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
                              80          1.87         2.14          2.54           3.11         3.86         4.42          4.53
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------
                              90          1.87         2.14          2.54           3.12         3.88         4.47          4.59
        ---------------- ------------- ------------ ------------ -------------- ------------- ------------ ------------ ------------

 PERIOD CERTAIN ANNUITY OPTION AND TABLE OF GMIB PAYMENTS

     If your PB Value is based on the MAV, you can select the following Period Certain Annuity Option:

     The following table shows the guaranteed amount of the GMIB Payment for each $1,000 of MAV applied under a fixed Annuity Option. Monthly GMIB Payments are paid for a specified period of time. The specified period certain is elected by the Owner and must be specified as a whole number of years from 10 to 30. If the last Annuitant dies before the end of the specified period certain, then we will continue to make GMIB Payments to the payee for the rest of the specified period certain. The Guaranteed Fixed GMIB Payment rates below are based on an interest rate of 1% per year. Rates for other specified period certain not shown will be provided upon request.

                   -----------------------------------------------------------------------------------------------

                                GMIB PAYMENTS PER $1,000 OF PB VALUE - PERIOD CERTAIN ANNUITY OPTION
                   -----------------------------------------------------------------------------------------------
                   --------------------- ----------- ----------- ------------ ----------- ----------- ------------
                   SPECIFIED PERIOD          5           10          15           20          25          30
                   CERTAIN (IN YEARS)
                   --------------------- ----------- ----------- ------------ ----------- ----------- ------------
                   --------------------- ----------- ----------- ------------ ----------- ----------- ------------
                   GUARANTEED MONTHLY      17.08        8.75        5.98         4.59        3.76        3.21
                   GMIB PAYMENT
                   --------------------- ----------- ----------- ------------ ----------- ----------- ------------

S40730                                    9

--------------------------------------------------------------------------------
                               GENERAL PROVISIONS
--------------------------------------------------------------------------------

CONDITIONS FOR TERMINATION OF THIS  RIDER
     You can terminate this rider before you exercise the GMIB or GPWB by making an Authorized Request. The rider will terminate on the Contract Anniversary that occurs immediately after such request.

     Otherwise this rider will terminate upon the earliest of the following:
     (a)  The termination of the Base Contract.
     (b)  The termination of both the GMIB and GPWB.

RIDER CHARGE
     The charge for this rider is included in the Mortality and Expense Risk Charge shown on the Contract Schedule, or Contract Schedule Addendum, if applicable.


--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

DEFINITIONS              Definitions specific to this rider that are not in the Base Contract follow.

BASE CONTRACT            The contract to which this rider is attached.

EXCESS  WITHDRAWALS      Any additional  withdrawal you take while we are making GPWB Payments.

GMIB PAYMENTS            Annuity Payments we make based on the PB Value.

GPWB PAYMENTS            Withdrawal payments we make based on the PB Value.

GPWB MAXIMUM             The maximum amount of annual GPWB Payments available to you under the GPWB.

PB VALUE                 The PRIME Plus Benefit value.

RESET ANNIVERSARY        The Contract Anniversary before the day that you make an Authorized Request for an AIA reset.

RIDER EFFECTIVE DATE     The date on which this rider  became  effective,  as shown on the  Contract  Schedule  or  Contract
                         Schedule Addendum, if applicable.

WAITING PERIOD           The number of years  following the Rider  Effective  Date or any Reset  Anniversary  before you can exercise  a GMIB or GPWB;  shown  on the  Contract  Schedule  or  Contract  Schedule  Addendum,  if
                         applicable.


In all other respects the provisions, conditions, exceptions and limitations contained in the Base Contract remain unchanged.

Signed for the Company at its home office.

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

          /S/ Wayne A Robinson                  /S/  Mark Zesbaugh
           Wayne A Robinson                        Mark Zesbaugh
                 Secretary                           President

S40730                                    10